SCHEDULE 14A

         Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant []

Check the appropriate box:

   [] Preliminary proxy statement.   [] Confidential, for use of the Commission
                                        only (as permitted by Rule 14a-6(e)(2).

   [X] Definitive proxy statement.

   [] Definitive additional materials.

   [] Soliciting material pursuant to Rule 14a-12.

                              ATWOOD OCEANICS, INC.
                (Name of Registrant as Specified in Its Charter)

                              ATWOOD OCEANICS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of  securities to which  transactions  applies: N/A
    (2) Aggregate  number of securities to which  transaction  applies: N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined: N/A
    (4) Proposed maximum aggregate value of transaction: N/A
    (5) Total fee paid:  None

[] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identified the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:  N/A
         (2)      Form, schedule or registration statement no.:  N/A
         (3)      Filing party:  N/A
         (4)      Date filed:  N/A

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                               Houston, Texas
                                                             January 14, 2000

To the Shareholders of ATWOOD OCEANICS, INC.:

         Notice is hereby given that, pursuant to the provisions of the Bylaws of Atwood Oceanics, Inc., the Annual Meeting of the Shareholders of Atwood Oceanics, Inc. will be held at the executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, in the City of Houston, Texas 77084, at 10:00 o'clock A.M., Houston Time, on Thursday, February 10, 2000, for the following purposes:

         1. To elect six (6) members of the Board of Directors for the term of office specified in the accompanying Proxy Statement.

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on December 31, 1999 will be entitled to notice of and to vote at the Annual Meeting.

         Shareholders are cordially invited to attend the meeting in person. Those who will not attend are requested to sign and promptly mail the enclosed proxy for which a stamped return envelope is provided.


By Order of the Board of Directors



                                                  s/JAMES M. HOLLAND
                                                  JAMES M. HOLLAND, Secretary

                         ANNUAL MEETING OF SHAREHOLDERS

                              ATWOOD OCEANICS, INC.

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                January 14, 2000

                        SECURITY HOLDERS ENTITLED TO VOTE

         Holders of shares of common stock, par value $1.00 per share ("Common Stock") of Atwood Oceanics, Inc., (hereinafter sometimes called the "Company") of record at the close of business on December 31, 1999 will be entitled to vote at the Annual Meeting of Shareholders to be held February 10, 2000 at 10:00 o'clock A.M., Houston Time, at the executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, Houston, Texas, 77084 and at any and all adjournments thereof.

         Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy, when executed and not so revoked, will be voted in accordance therewith. This proxy material is first being mailed to shareholders on January 14, 2000.

                         PERSONS MAKING THE SOLICITATION

         This proxy is solicited on behalf of the Board of Directors of Atwood Oceanics, Inc. In addition to solicitation by mail, the Company may request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners of stock and to secure their voting instructions, if necessary. Further solicitation of proxies may be made by telephone, telegram, or oral communication with some shareholders of the Company, following the original solicitation. All such further solicitation will be made by regular employees of the Company, and the cost will be borne by the Company.


                                VOTING SECURITIES

         At the close of business on December 31, 1999, the time which has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were 13,677,701 shares of Common Stock of the Company outstanding.

         The election as directors of the persons nominated in this proxy statement will require the vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will operate to prevent the election of the directors nominated in this Proxy Statement or the approval of such other matters as may properly come before the meeting to the same extent as a vote withholding authority to vote for the election of directors so nominated or a vote against such other matters.

         Each share of Common Stock entitles its owner to one vote except with respect to the election of directors. With respect to the election of directors, each shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or to distribute the votes so cumulated among as many candidates as he may desire. In the event of cumulative voting, the candidates for directors receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

         If a shareholder desires to exercise his right to cumulate votes for directors, the laws of the State of Texas, the State in which the Company is incorporated, require the shareholder to give the Secretary of the Company written notice of such intention on or before the day preceding the meeting. Such notice should be sent to: Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218, Attention: James M. Holland. If any shareholder gives such notice, all shareholders have the right to use cumulative voting at the meeting. The persons appointed by the enclosed form of proxy are not expected to exercise the right to cumulate votes for election of the directors named elsewhere in this Proxy Statement, although such persons shall have discretionary authority to do so.


                             PRINCIPAL SHAREHOLDERS

         The following table reflects certain information known to the Company concerning persons beneficially owning more than 5% of the outstanding Common Stock of the Company as of December 31, 1999 (except as otherwise indicated). The information set forth below (other than with respect to Helmerich & Payne International Drilling Co. and Helmerich & Payne, Inc.) is based on materials furnished to the Company in connection with Securities and Exchange Commission filings by or on behalf of the shareholders named below, as of various dates during the Company's fiscal year and on information provided by Zacks Investment Research, Inc. in reports prepared for the Company. Unless otherwise noted, each shareholder listed below has sole voting and dispositive power with respect to the shares listed.

Name and Address                            Shares Owned              Percent
----------------                            Beneficially             of Class
                                            ------------             --------

Helmerich & Payne Intl. Drilling Co.(1)----  1,640,248                11.99%
         Utica at 21st
         Tulsa, Oklahoma 74114
Helmerich & Payne, Inc. (1)----------------- 1,359,752                 9.94%
         Utica at 21st
         Tulsa, Oklahoma 74114
FMR Corp. (2)-----------------------------   1,694,200                12.39%
Edward C. Johnson 3d (2)
Abigail P. Johnson (2)
         82 Devonshire Street
         Boston, Massachusetts 02109
Franklin Resources, Inc. (3)--------------   1,583,867                11.58%
Charles B. Johnson (3)
Rupert H. Johnson, Jr. (3)
Franklin Advisors, Inc. (3)
Franklin Advisory Services, Inc. (3)
Franklin Management, Inc. (3)
         777 Mariners Island Blvd.
         P.O. Box 7777
         San Mateo, California 94403-7777
-------------------

         (1) Walter H. Helmerich, III is Chairman and a director, and Hans Helmerich, son of Walter H. Helmerich, III, is President, Chief Executive Officer and a director, respectively, of Helmerich & Payne, Inc. Messrs. Walter H. Helmerich, III and Hans Helmerich, together with other family members and the estate of W.H. Helmerich, deceased, are controlling shareholders of Helmerich & Payne, Inc., which with its wholly-owed subsidiary, Helmerich & Payne International Drilling Co., owns of record and beneficially 3,000,000 shares of Common Stock of the Company. Messrs. Walter H. Helmerich, III and Hans Helmerich have disclaimed beneficial ownership of the Common Stock owned by these companies.

         (2) The information set forth above concerning shares of Common Stock beneficially owned by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson was obtained from a report dated December 27, 1999 prepared by Zacks Investment Research, Inc. for the Company. Amendment No. 11 to Schedule 13G dated February 1, 1999 filed with the Securities and Exchange Commission ("SEC") by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson indicated that FMR Corp. had sole voting power with respect to 1,176,800 shares and sole dispositive power with respect to all of the shares of the Company's Common Stock reported as beneficially owned, and that Edward
                  C. Johnson 3d and Abigail P. Johnson each had sole dispositive power with respect to all of the shares reported as beneficially owned.

         (3) The information set forth above concerning shares of Common Stock beneficially owned by Franklin Resources, Inc. ("FRI"), Charles B. Johnson ("CBJ"), Rupert H. Johnson, Jr. ("RHJ"), Franklin Advisors, Inc. ("FAI"), Franklin Advisory Services, Inc. ("FASI") and Franklin Management, Inc. ("FMI"), was obtained from a report dated December 27, 1999 prepared by Zacks Investment Research, Inc. for the Company and Amendment No. 2 to Schedule 13G dated January 22, 1999 filed with the SEC by FRI, CBJ, RHJ and FAI. Charles and Rupert Johnson are principal shareholders of the outstanding common stock of Franklin Resources, Inc. FAI, FASI and FMI are investment advisory subsidiaries of Franklin Resources, Inc. FRI, CBJ and RHJ have no voting or dispositive power with respect to any shares of the Company's Common Stock. FAI has sole voting and dispositive power with respect to 1,282,900 shares of the Company's Common Stock. FASI has sole voting power with respect to 69,000 shares and sole dispositive power with respect to 181,500 shares of the Company's Common Stock. FMI has no voting power and sole dispositive power with respect to 36,850 shares of the Company's Common Stock.


             COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the amount of Common Stock beneficially owned as of the close of business on December 31, 1999 by each of the directors, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated below, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

Name of Director,                              Shares Owned      Percent
Executive Officer or Group                     Beneficially      of Class
--------------------------                     ------------      --------

Robert W. Burgess                                    -             0.00%
George S. Dotson                                     -             0.00%
Walter H. Helmerich, III                            (1)            0.00%
Hans Helmerich                                      (1)            0.00%
William J. Morrissey                               400             (2)
John R. Irwin                                   56,450 (3)         (2)
James M. Holland                                22,534 (4)         (2)
Larry P. Till                                        -           0.00%
Glen P. Kelley                                  14,300 (5)        (2)
All directors and executive officers as a
  group (9 persons)                             93,684 (6)        (2)
------------

    (1) See Note (1) on page 3 for more information.
    (2) Less than 1%.
    (3) Includes 56,250 shares which may be acquired upon the exercise of options.
    (4) Includes 20,400 shares which may be acquired upon the exercise of options.
    (5) Includes 14,000 shares which may be acquired upon the exercise of options.
    (6) Includes 90,650 shares which may be acquired upon the exercise of options.

                               EXECUTIVE OFFICERS

         Set forth below are the executive officers of the Company. The office held, date of first election to that office and the age of each officer as of the close of business on December 31, 1999 are indicated opposite his name.

                                              Date of
                                               First
Name                Offices Held              Election         Age
----                ------------              --------         ---

John R. Irwin       President and Chief         March           54
                    Executive Officer           1993

James M. Holland    Senior Vice President      October          54
                    and Secretary                1988

Glen P. Kelley      Vice President -           October          51
                    Contracts and                1988
                    Administration


         No family relationship exists between any of the above executive officers. All officers of the Company serve at the pleasure of the Board of Directors and may be removed at any time with or without cause.

         Mr. Irwin joined the Company in July 1979, serving as Operations Manager - Technical Services. He was elected Vice President - Operations in November 1980, Executive Vice President in October 1988, President and Chief Operating Officer in November 1992, and President and Chief Executive Officer in March 1993.

         Mr. Holland joined the Company as Accounting Manager in April 1977. He was elected Vice President - Finance in May 1981 and
Senior Vice President and Secretary in October 1988.

         Mr. Kelley rejoined the Company in January 1983 as Manager of Operations Administration. He was elected Vice President -
Contracts and Administration in October 1988.


ITEM 1 - ELECTION OF DIRECTORS

         At the meeting six (6) Directors (leaving one position vacant) are to be elected for terms of one year each. Although the Company's Bylaws provide that the Board of Directors consists of seven (7) persons, the Company has not yet identified a suitable nominee to fill the vacancy. Accordingly, only six (6) persons are nominated for election as directors, and shares may not be voted for a greater number of persons than the number of nominees named.

         The persons named in the enclosed form of proxy (James M. Holland and Glen P. Kelley) have advised that they will vote all shares represented by proxies for the election of the six nominees for Director listed below, unless authority to so vote is withheld by the shareholder. Such persons will have the discretion to cumulate the votes of the shares represented by proxy, although the exercise of such discretion is not expected. If any of the nominees listed below becomes unavailable for any reason, the shares represented by the proxies will be voted for the election of such person, if any, as may be designated by the Board.

                           Present     Served as
                           Position    a Director
                           with the    Continuously    Term to
Nominees                   Company     Since          Extend to        Age
--------                   -------     ------------   ---------        ---


Robert W. Burgess          Director    September        February        58
                                         1990           2001

George S. Dotson           Director    February         February        59
                                         1988           2001

Walter H. Helmerich, III   Director    April            February        76
                                         1970           2001

Hans Helmerich             Director    February         February        41
                                         1989           2001

John R. Irwin              Director,   November         February        54
                           President     1992           2001
                           and Chief
                           Executive
                           Officer

William J. Morrissey       Director    November         February        72
                                         1969           2001

         Until his retirement in 1999, Mr. Burgess served for over five years as Chief Financial Officer (Senior Vice President) for CIGNA Investment Division, CIGNA Companies. CIGNA is a diversified financial services company with major businesses in insurance, health care, pensions and investments.

         At all times during the previous five years, Mr. Dotson has served as Vice President - Drilling of Helmerich & Payne, Inc. and President of Helmerich & Payne International Drilling Co., both located in Tulsa, Oklahoma. Helmerich & Payne, Inc. is a diversified natural resources company with divisions engaged in drilling, exploration, production and real estate development. He serves as a director of Helmerich & Payne, Inc., which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He also serves as a director of Varco International, Inc.

         At all times during the previous five years, Mr. Walter H. Helmerich, III has served as the Chairman of the Board of Helmerich & Payne, Inc. of Tulsa, Oklahoma, which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He is the father of Mr. Hans Helmerich, who is also a director of the Company.

         At all times during the previous five years, Mr. Hans Helmerich has served as the Chief Executive Officer as well as a director of Helmerich & Payne, Inc. of Tulsa, Oklahoma, which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He is a son of Mr. Walter H. Helmerich, III.

         Mr. Irwin has been employed by the Company in various executive capacities for the last twenty years.

         Mr. Morrissey served as Director and Vice Chairman of the Board of Marine Corporation until the end of 1987 when Marine Corporation was acquired by Banc One Corporation, Columbus, Ohio. Mr. Morrissey is currently retired.

         The Company has standing Audit, Executive and Compensation committees. The Audit Committee members are Messrs. Morrissey and Burgess. This Committee functions to review in general terms the Company's accounting policies and audit procedures and to supervise internal accounting controls. The Audit Committee held two meetings during fiscal 1999. The Executive Committee, composed of Messrs. Dotson, Hans Helmerich and Irwin, meets frequently, generally by telephone conference, for review of major decisions and to act as delegated by the Board. The Compensation Committee's members, Messrs. Hans Helmerich, Burgess and Dotson, are responsible for administration of the Company's stock option plans, and for review and approval of all salary and bonus arrangements. During fiscal 1999, there were two meetings of the Compensation Committee.

         Four meetings of the Board of Directors were held during fiscal 1999, all of which were regularly scheduled meetings. Each director attended, during the time of his membership, at least seventy-five percent of Board and Committee meetings.

Required Vote for Election of Directors

         Election as directors of the persons nominated in this Proxy Statement will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF THE PERSONS NOMINATED HEREIN.



                             EXECUTIVE COMPENSATION

         In accordance with the Securities and Exchange Commission ("SEC") executive compensation disclosure requirements under Item 402 of Regulation S-K, the following compensation tables and other compensation information are presented to enable shareholders to better understand the compensation of the Company's executive officers.

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is composed of three nonemployee directors. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval.


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF ATWOOD OCEANICS, INC. (A)



TO:               The Board of Directors

         As members of the Compensation Committee, it is our duty to review compensation levels of the Company's executive officers and to administer the Company's stock option plans.


Compensation Policies for Executive Officers

         In determining the compensation of the Company's executive officers, it is the policy of the Committee to take into account all factors which it considers relevant to the determination, including business conditions prevailing generally and in the Company's industry during such year, the Company's performance in such year in light of such conditions, and the performance of the specific officers under consideration and the business area of the Company for which such officer is responsible.

         For fiscal year ended September 30, 1999, the compensation program for executive officers consisted primarily of base salary, year-end bonus and Company contributions in a contributory retirement plan. The Company's current compensation levels are within the $1 million limitation on corporate tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the Company intends to take the necessary steps in subsequent years to ensure that the Company's future compensation package will comply with such limits on compensation deductibility.

         Shareholders' equity was significantly enhanced during fiscal 1998 and 1999 due to the Company's revenues, cash flows and net profit being at their highest levels in the Company's history. In recognition of the Company's strong operating performance, the Company awarded bonuses (ranging from $30,000 to $100,000) and granted salary increases to each of the Company's executive officers in December 1998.

Chief Executive Office Compensation

         Mr. Irwin's compensation for fiscal year 1999 included a bonus of $100,000. In addition, the Company increased Mr. Irwin's annual base salary by approximately 8 percent in December 1998. The evaluation of Mr. Irwin's compensation was based upon the same criteria as set forth above with respect to officers generally.

                                        Compensation Committee

                                        George S. Dotson
                                        Robert W. Burgess
                                        Hans Helmerich

December 31, 1999

-------------------------

         (A) Notwithstanding SEC filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Report of the Compensation Committee shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.


Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee of the Board of Directors of the Company was, during the 1998-9 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K, except that Messrs. Dotson and Helmerich are executive officers of Helmerich & Payne, Inc., with whom the Company is a joint venture partner as described in "Related Transactions" below.

         During the Company's 1998-9 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                               COMPENSATION TABLES

         The SEC compensation disclosure rules require that various compensation information be presented in various tables as set forth below.

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION
                          -----------------------------
                                                         Long Term
                                                        Compensation
                                                         (Awards)
                                                         ----------
                                                         Securities
Name and                                                 Underlying
Principal          Fiscal                  Other Annual  Options     All Other
Position           Year   Salary   Bonus   Compensation   (A)       Compensation
------------      ------  ------   ------- ------------  -------    ------------
                             $        $         $          (#)           ($)

John R. Irwin      1999   290,007  100,000     ---         ---          31,927
 President and     1998   268,755  100,000     ---        30,000        29,802
 Chief Executive   1997   237,507   80,000     ---        12,000        26,161
 Officer

James M. Holland   1999   167,503   50,000     ---         ---          18,896
 Senior Vice       1998   155,049   50,000     ---        19,000        17,651
 President         1997   135,636   40,000     ---         8,000        15,309

Glen P. Kelley     1999   147,500   40,000     ---         ---          16,540
 Vice President-   1998   135,000   40,000     ---        16,000        15,290
 Contracts and     1997   115,920   30,000     ---         8,000        12,982
 Administration

Larry P. Till      1999   156,750   40,000     ---         ---          17,941
 Vice President-   1998   147,660   30,000     ---        14,000        17,032
 Operations        1997   137,445   15,000     ---         8,000        15,640
 (Retired in
 September 1999)

-----------------
(A) The amounts shown in the "All Other Compensation" column are derived from the following:
         (i) Mr. Irwin: Annual Company contributions to the defined contribution plan ("DCP") for 1999, 1998 and 1997 of $29,000, $26,875 and $23,750,
         respectively; Company paid term life and insurance premiums ("TLIP") for 1999, 1998 and 1997 of $2,927, $2,927 and $2,411, respectively;
         (ii) Mr. Holland: Annual Company contributions to the DCP for 1999, 1998, and 1997 of $16,750, $15,505 and $13,563, respectively; Company paid  TLIP for 1999,  1998,  and 1997 of  $2,146,  $2,146  and  $1,746,
         respectively (iii) Mr. Kelley: Annual Company contributions to the DCP for 1999, 1998, and 1997 of $14,750, $13,500 and $11,592, respectively;
         Company  paid TLIP for  1999,  1998,  and 1997 of  $1,790,  $1,790  and
         $1,390, respectively; (iv) Mr. Till: Annual Company contributions to the DCP for 1999, 1998, and 1997 of $15,675, $14,766 and $13,774,
         respectively; Company paid TLIP for 1999, 1998, and 1997 of $2,266, $2,266 and $1,866, respectively.

                               OPTION GRANTS TABLE

                  Individual Grants Made in Fiscal
         -------------------------------------------------
                                                            Potential
                                                            Realizable Value
                                                            at
         Number of   Percentage                             Assumed Annual
         Securities  Total Options                          Appreciation for
         Options     Granted To                             Option Term
         Granted     Employees                              -------------------
         (A)(#)      in Fiscal     Exercisable  Expiration
                     Year          Price        Date        5%($)     10%($)
        -----------  ------------- -----------  ----------  -----     ------
Name
----

Irwin       ---           ---          ---          ---       ---        ---

Holland     ---           ---          ---          ---       ---        ---

Kelley      ---           ---          ---          ---       ---        ---

Till        ---           ---          ---          ---       ---        ---


   OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE TABLE


                                                 Number of


                                     Number of
                                     Securities
            Shares                   Underlying
            Acquired                 Unexercised           Value of Unexercised
            on                       Options at            In-the-Money Options
            Exercise                 Sept. 30, 1999        Sept. 30, 1999 (A)
            during                   --------------        --------------------
            Fiscal    Value
Name        1999      Realized            (#)                   ($)
----        --------  --------       Exercisable/          Exercisable/
              (#)        ($)         Unexercisable         Unexercisable
                                     -------------         -------------

Irwin        2,500      58,750      52,500 / 54,000       1,054,969 / 404,626

Holland      2,500      60,938      17,900 / 33,000         296,801 / 232,720

Kelley         700      17,586      12,000 / 30,000         152,657 / 219,657

Till         4,850      50,285           0 / 23,000               0 / 161,688



-------------
(A) Calculated based upon the September 30, 1999 fair market value of $30.56 per share less the share price to be paid upon exercise. There is no guarantee that options will have the indicated value if and when exercised.

           ATWOOD OCEANICS, INC. COMMON STOCK PRICE PERFORMANCE GRAPH

         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS* AMONG ATWOOD OCEANICS, INC., AND THE CENTER FOR RESEARCH IN SECURITY PRICES ("CRSP") INDEX FOR THE NYSE/AMEX/NASDAQ STOCK MARKETS, AND THE PEER GROUP OF DRILLING COMPANIES.


                                      GRAPH



Index Description      9/30/94  9/30/95   9/29/96   9/30/97   9/30/98   9/30/99
                       -------  -------   -------   -------   -------   -------

ATWOOD OCEANICS, INC.    100.0    149.1     317.1     811.7     300.0     440.5
CRSP Index for
  NYSE/AMER/NASDAQ
  Stock Markets (U.S.)   100.0    128.9     153.4     211.1     218.5     278.5
Self-Determined
  Peer Group             100.0    133.4     283.6     564.8     233.7     298.3

Constituents of the Self-Determined Peer Group (weighted according to market capitalization):

Diamond Offshore Drilling Inc.
Ensco International Inc.           R & B Falcon Corp.
Global Marine Inc.                 Marine Drilling Co. Inc.
Norble Drilling Corp.              Transocean Offshore Inc.
Rowan Companies, Inc.

* Assumes $100 invested on September 30, 1994; Total returns assumes dividend reinvested; Fiscal year ending September 30.




             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by the regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that, during the period from October 1, 1998 through September 30, 1999, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with, except that Mr. Till inadvertently neglected to timely file one report with respect to the exercise of stock options and simultaneous sale of shares, but subsequently reported the exercise and sale on a Form 4.

                              RELATED TRANSACTIONS

         Upon being awarded a term contract in August 1994, the Company entered into a joint venture agreement with Helmerich & Payne, Inc. ("H&P") (which together with its wholly-owned subsidiary, Helmerich & Payne International Drilling Co., owns 21.93% of the Company's Common Stock) for the design, construction and operation of RIG-200, a new generation platform rig. The construction of RIG-200 was completed in late 1995; however, due to project delays in Australia unrelated to the Company's and H&P's activities, the rig was not transported to Australia until late 1996. Drilling operations commenced in January 1997, with the contract terminating in June 1999. The rig is currently cold-stacked in Australia. H&P managed the design, construction, testing and mobilization of the rig, and the Company managed the initial installation and the daily operations of the rig. The Company and H&P each have a fifty percent interest in the joint venture. The Company has invested approximately $12 million in this project. Three of the Company's directors, namely Walter H. Helmerich III, Hans Helmerich and George S. Dotson, are directors and executive officers of H&P.


                             DIRECTORS COMPENSATION

         As compensation for services as a director of the Company, each director who is not an officer and full time employee of the Company or any of its subsidiaries was paid in fiscal 1999 $3,500 per meeting for attendance at regular Board meetings, and $250 per meeting for attendance at meetings of the compensation or audit committee if held on a day other than a regular Board meeting.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The independent public accounting firm of Arthur Andersen & Co. was selected as auditors by the Company in 1970 and continues to serve in this capacity. Representatives of Arthur Andersen & Co. will be present at the shareholders' meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company intended to be presented for consideration at the Annual Meeting of Shareholders of the Company to be held in February, 2001 must be received by the Company no later than September 14, 2000 and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission in order to be included in the proxy statement and form of proxy related to that meeting. If notice of any shareholder proposal not eligible for inclusion in the Company's proxy statement and form of proxy is given to the Company after November 29, 2000, then proxy holders will be allowed to use their discretionary voting authority on such shareholder proposal when the matter is raised at such meeting.

                                  OTHER MATTERS

         Management does not intend to bring any other matters before the meeting and has not been informed that any matters are to be presented by others. In the event any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies under discretionary authority therein in accordance with their judgment on such matters.

         If you do not contemplate attending the meeting in person, you are respectfully requested to sign, date and return the accompanying proxy in the enclosed, stamped envelope at your earliest convenience.

         The Company will provide, without charge, upon written request of any shareholder, a copy of its Annual Report on Form 10-K including financial statements and financial statement schedules for the fiscal year ended September 30, 1999 as filed with the Securities and Exchange Commission. Please direct such request to James M. Holland, Secretary, Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218.

                                    By order of the Board of Directors



                                        /s/John R. Irwin
                                           John R. Irwin, President

Houston, Texas
January 14, 2000

PROXY                         ATWOOD OCEANICS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 10, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James M. Holland and Glen P. Kelley, or either of them as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $1.00 per share, held of record by the undersigned as of the close of business on December 31, 1999, at the Annual Meeting of Shareholders to be held on February 10, 2000 or any adjournment thereof:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

1.  ELECTION OF DIRECTORS:
      FOR all nominees listed
      (except as marked to the contrary)     WITHHOLD authority to vote for all
                                               nominees listed

Nominees:  Robert W. Burgess,  George S. Dotson,  Walter H. Helmerich, III,
           Hans Helmerich,   John R. Irwin, William J. Morrissey

(INSTRUCTION:  To withhold authority to vote for one or more individual nominees, write the nominee's name(s) in the line provided below.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
                                                             (see reverse side)


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made the Proxy will be voted FOR the election of all Directors.

                                     Please sign exactly as name appears hereon.

________________________, 2000       _________________________________________
DATED                                                   SIGNATURE


                                     -----------------------------------------
                                                SIGNATURE IF JOINTLY HELD

                                       NOTE:  When shares are held
                                       by  joint   tenants,   both
                                       should  sign.  When signing
                                       as  attorney,  as executor,
                                       administrator,  trustee, or
                                       guardian,  please give full
                                       title   as   such.   If   a
                                       corporation, please sign in
                                       full   corporate   name  by
                                       President      or     other
                                       authorized  officer.  If  a
                                       partnership, please sign in
                                       partnership     name     by
                                       authorized  person.  Please
                                       note  any  change  in  your
                                       address    alongside    the
                                       address  as it  appears  in
                                       the proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.